Exhibit 99.1

Lynden Energy Corp. Completes Arrangement with Earthstone Energy, Inc.

VANCOUVER — May 18, 2016 — Lynden Energy Corp. (TSXV: LVL) (“Lynden”) today announced the completion of the arrangement with Earthstone Energy, Inc. (“Earthstone”).

As previously announced, the arrangement was approved at a special meeting of the securityholders held on May 12, 2016. Pursuant to the terms of the Arrangement Agreement, dated December 16, 2015, as amended, a wholly-owned subsidiary of Earthstone (“Earthstone Acquisition”) acquired all of the outstanding shares of common stock of Lynden, and Earthstone Acquisition and Lynden amalgamated with Lynden surviving the amalgamation as a wholly-owned subsidiary of Earthstone as part of a plan of arrangement (the “Arrangement”).

Lynden received a final order of the Supreme Court of British Columbia approving the Arrangement on May 13, 2016.

About Lynden Energy Corp.

Lynden Energy Corp. is in the business of acquiring, exploring and developing petroleum and natural gas rights and properties. Lynden has various working interests in the Midland Basin and Eastern Shelf of the Permian Basin, West Texas, USA.

Further information relating to Lynden is also available on its website at www.lyndenenergy.com.

Forward-Looking Statements

This release contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended (the “Securities Act”), and Section 21E of the Securities Exchange Act of 1934, as amended (the “Exchange Act”). Statements that are not strictly historical statements constitute forward-looking statements and may often, but not always, be identified by the use of such words such as “expects,” “believes,” “intends,” “anticipates,” “plans,” “estimates,” “potential,” “possible,” or “probable” or statements that certain actions, events or results “may,” “will,” “should,” or “could” be taken, occur or be achieved. The forward-looking statements include statements about the expected benefits of the proposed arrangement to Earthstone and Lynden and their stockholders, the anticipated completion of the proposed arrangement or the timing thereof, the expected future reserves, production, financial position, business strategy, revenues, earnings, costs, capital expenditures and debt levels of the combined company, and plans and objectives of management for future operations. Forward-looking statements are based on current expectations and assumptions and analyses made by Earthstone, Lynden and their management in light of experience and perception of historical trends, current conditions and expected future developments, as well as other factors appropriate under the circumstances. However, whether actual results and developments will conform to expectations is subject to a number of material risks and uncertainties, including but not limited to: the ability to obtain stockholder, court and regulatory approvals of the proposed arrangement; the ability to complete the proposed arrangement on anticipated terms and timetable; Earthstone’s and Lynden’s ability to integrate successfully after the arrangement and achieve anticipated benefits from it; the possibility that various closing conditions for the arrangement may not be satisfied or waived; risks relating to any unforeseen liabilities of Earthstone or Lynden; declines in oil, natural gas liquids or natural gas prices; the level of success in exploration, development and production activities; adverse weather conditions that may negatively impact development or production activities; the timing of exploration and development expenditures; inaccuracies of reserve estimates or assumptions underlying them; revisions to reserve estimates as a result of changes in commodity prices; impacts to financial statements as a result of impairment write-downs; risks related to level of indebtedness and periodic redeterminations of the borrowing base under Earthstone’s credit agreement; Earthstone’s ability to generate sufficient cash flows from operations to meet the internally funded portion of its capital expenditures budget; Earthstone’s ability to obtain external capital to finance exploration and development operations and acquisitions; the ability to successfully complete potential asset dispositions and the risks related thereto; the impacts of hedging on results of operations; uninsured or underinsured losses resulting from oil and natural gas operations; Earthstone’s ability to replace oil and natural gas reserves; any loss of senior management or technical personnel; and risks arising out of hedging transactions. Earthstone’s annual report on Form 10-K for the year ended December 31, 2015, quarterly reports on Form 10-Q, recent current reports on Form 8-K, and other SEC filings discuss some of the important risk factors identified that may affect Earthstone’s business, results of operations, and financial condition. Lynden’s annual report on Form 10-K for the year ended June 30, 2015, quarterly reports on Form 10-Q, recent current reports on Form 8-K, and other SEC filings discuss some of the important risk factors identified that may affect Lynden’s business, results of operations, and financial condition. Earthstone and Lynden undertake no obligation to revise or update publicly any forward-looking statements except as required by law.

For further information, please contact:

Neil K. Cohen

Vice President, Finance, and Treasurer

Earthstone Energy, Inc.

1400 Woodloch Forest Dr., Suite 300

The Woodlands, TX 77380

281-298-4246

Neither the TSX Venture Exchange nor its Regulation Services Provider (as that term is defined in the policies of the TSX Venture Exchange) accepts responsibility for the adequacy or accuracy of this news release.